UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ENERGOUS CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

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Your Vote Counts! ENERGOUS CORPORATION 2022 Annual Meeting Vote by June 14, 2022 8:59 PM PT ENERGOUS CORPORATION 3590 NORTH FIRST STREET, SUITE 210 SAN JOSE, CA 95134 D85737-P73484 You invested in ENERGOUS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 15, 2022. Get informed before you vote View the Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Availability Notice and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 15, 2022 10:00 AM PT Virtually at: www.virtualshareholdermeeting.com/WATT2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Kathleen Bayless 02) Sheryl Wilkerson 03) Rahul Patel 04) Reynette Au 2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2022. NOTE: To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof. Board Recommends For All For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D85738-P73484